Contingencies	12 Months Ended
Dec. 31, 2011
Contingencies [Abstract]
Contingencies

21. Contingencies

Contingencies Related to Ongoing Businesses of Tronox

In accordance with ASC 450, Contingencies, and ASC 410, Asset Retirement and Environmental Obligations, Tronox Incorporated recognizes a loss and records an undiscounted liability when litigation has commenced or a claim or an assessment has been asserted, or, based on available information commencement of litigation or assertion of a claim or assessment is probable, and the associated costs can be estimated. It is not possible for Tronox Incorporated to reliably estimate the amount and timing of all future expenditures related to environmental matters because, among other reasons:

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Environmental laws and regulations, as well as enforcement policies and clean up levels, are continually changing, and the outcome of court proceedings, alternative dispute resolution proceedings (including mediation) and discussions with regulatory agencies are inherently uncertain.

The Company believes that it has reserved adequately for the probable and reasonably estimable costs of known contingencies. There is no environmental litigation, claim or assessment that has been asserted nor is there any probability of an assessment or a claim for which the Company has not recorded a liability. However, additions to the reserves may be required as additional information is obtained that enables the Company to better estimate its liabilities. The Company cannot reliably estimate the amount of future additions to the reserves at this time. In certain situations, reserves may be probable but may not be estimable. Additionally, sites may be identified in the future where the Company could have potential liability for environmental related matters. If a site is identified, the Company will evaluate to determine what reserve, if any, should be established. For additional discussion of environmental matters, see “Tronox Incorporated Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The Company is subject to extensive regulation by federal, state, local and foreign governments. Governmental authorities regulate the generation and treatment of waste and air emissions at the Company’s operations and facilities. At many of its operations, the Company also complies with worldwide, voluntary standards such as International Organization for Standardization (“ISO”) 9002 for quality management and ISO 14001 for environmental management. ISO 9000 and 14000 are standards developed by the ISO, a nongovernmental organization that promotes the development of standards and serves as a bridging organization for quality and environmental standards. The Company is also subject to various federal, state and local environmental laws and regulations that require environmental assessment or remediation efforts (collectively environmental remediation) at multiple locations.

The Company’s reserves for environmental contingencies related to its ongoing businesses amounted to $0.6 million and $0.8 million at December 31, 2011 and 2010, respectively, of which $0.5 million at December 31, 2011 and $0.6 million at December 31, 2010 was classified in “Other Non-current Liabilities” on the Consolidated Balance Sheets.

The following table summarizes the contingency reserve balances, provisions, payments and settlements for the eleven months ended December 31, 2011, one month ended January 31, 2011 and years ended December 31, 2010 and 2009, as well as balances, accruals and receipts of reimbursements of environmental costs from other parties.

Reserves for Environmental Remediation(1)
(Millions of dollars)
Predecessor: Balance at December 31, 2008	$0.5
Provisions/Accruals	—
Payments	(0.1)

Predecessor: Balance at December 31, 2009	$0.4
Provisions/Accruals	0.4
Payments	—

Predecessor: Balance at December 31, 2010	$0.8
Provisions/Accruals	—
Payments	(0.1)

Successor: Balance at February 1, 2011	$0.7
Provisions/Accruals	—
Payments	(0.1)

Successor: Balance at December 31, 2011	$0.6

(1)	Provision for environmental remediation and restoration at December 31, 2011, January 31, 2011 and December 31, 2010 and 2009 includes $0.3 million, $0.4 million, $0.4 million, and nil, respectively, related to the Company’s Oklahoma Tech Center. These charges are reflected in “Provision for environmental remediation and restoration, net of reimbursements” on the Consolidated Statements of Operations.

Legal

In August 2011, the outstanding legal disputes between the Company and RTI Hamilton, Inc dating back to 2008 came to a close with the parties reaching an agreement in principle. The agreement reflects a compromise and settlement of disputed claims in complete accord and satisfaction thereof. RTI Hamilton paid Tronox the sum of $10.5 million within five business days of receipt of the Bankruptcy Court Approval. Of the total payment, $0.7 million constitutes payment for capital costs incurred by Tronox in relation to the agreement, plus interest.

The Western Australian Office of State Revenue (the “OSR”) continues to review their technical position on the imposition of stamp duty on the transfer of the Company’s shares related to Kerr-McGee’s restructuring in 2002 and from the share transfer related to the spinoff of the Company from Kerr-McGee in 2005. The OSR recently contacted the Company seeking additional information related to the 2005 spinoff. In addition, the OSR informed the Company that it has made a preliminary determination that the Company was land rich at the time of the 2002 share transfers and, as a result, the Company may be liable for stamp duty and penalties arising from that share transfer. The OSR has not made an assessment at this time and continues discussions with the Company and its legal advisors. The Company has accrued stamp duty on the 2002 transaction in the amount of $3.2 million based upon its position that the Company was not land rich at the time of the share transfers. The Company intends to exercise all of its legal and administrative remedies in the event that the OSR makes an assessment based upon its claim that it is land rich.

Registration Rights Agreement

On the Effective Date, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with certain stockholders of the Company party thereto. Pursuant to the Registration Rights Agreement, among other things, the Company was required to file with the SEC, pursuant to Section 13(a) of the Exchange Act, a registration statement for its New Common Stock prior to September 30, 2011. The Company did not meet the September 30, 2011 deadline, and therefore, is expected to be subject to liquidation damages of approximately $2.0 million. The Company accrued $2.0 million related to such liability and, as of December 31, 2011, the Company received and paid claims in the amount of $0.6 million. Through February 15, 2012, the Company received and paid additional claims in the amount of $0.3 million.

Other Matters

From time to time, the Company may be party to a number of legal and administrative proceedings involving environmental and/or other matters in various courts or agencies. These proceedings, individually and in the aggregate, may have a material adverse effect on the Company. These proceedings may be associated with facilities currently or previously owned, operated or used by the Company and/or its predecessors, some of which may include claims for personal injuries, property damages, cleanup costs and other environmental matters. Current and former operations of the Company may also involve management of regulated materials, which and are subject to various environmental laws and regulations. These laws and regulations may obligate the Company to clean up various sites at which petroleum and other hydrocarbons, chemicals, low-level radioactive substances and/or other materials have been contained, disposed of or released. Some of these sites have been designated Superfund sites by the United States Environmental Protection Agency (the “EPA”) pursuant to the comprehensive environmental response compensation and liability act (“CERCLA”) or state equivalents. Similar environmental laws and regulations and other requirements exist in foreign countries in which the Company operates.

KM Legacy Liabilities

At the time of the Contribution and IPO, The Company became liable for the KM Legacy Liabilities, including the Legacy Environmental Liabilities. As further described in Note 5, the KM Legacy Liabilities primarily relate to businesses and operations of Kerr-McGee that were shut down or discontinued prior to the Contribution and IPO, and represent over 2,800 individual locations; such businesses involved the treatment of forest products, the production of rocket fuel, the refining and marketing of petroleum products, offshore contract drilling, coal mining, and the mining, milling and processing of nuclear materials. As discussed in Note 1, as part of the Plan, the Company reached the Settlement, which resolved its obligations for the KM Legacy Liabilities. As a result, the KM Legacy Liabilities are not included in the Company’s financial statements after the Effective Date.

The Company’s reserves for the KM Legacy Liabilities amounted to $440.1 million and $518.3 million at December 31, 2010 and 2009, respectively, which were classified in “Liabilities subject to compromise” on the Consolidated Balance Sheets. The following table provides a reconciliation of the changes in the KM Legacy Liabilities during the eleven months ended December 31, 2011, one month ended January 31, 2011 and the years ended December 31, 2010 and 2009.

	Legacy Tort Liabilities(1)	Legacy Environmental Liabilities(1)	Reimbursements Receivables(5)
	(Millions of dollars)
Predecessor: Balance at December 31, 2008	$14.8	$579.6	$64.5
Provisions/Accruals	—	—	2.6
KM Legacy Liability Settlement(2)	(4.6)	(71.1)	—
Transfers(3)	9.0	16.7	—
Payments	(0.6)	(25.5)	(12.9)

Predecessor: Balance at December 31, 2009	$18.6	$499.7	$54.2
Provisions/Accruals(4)	(0.3)	—	31.6
Transfers	—	—	(36.4)
Payments	(0.4)	(77.5)	(12.7)

Predecessor: Balance at December 31, 2010	$17.9	$422.2	$36.7
Payments	—	(27.8)	(4.8)
Settlements	(17.9)	(394.4)	—

Successor: Balance at February 1, 2011	$—	$—	$31.9
Payments	—	—	(31.9)

Successor: Balance at December 31, 2011	$—	$—	$—

(1)	Reflected in “Liabilities subject to compromise” on the Consolidated Balance Sheets at December 31, 2010 and 2009.
(2)	Provision for the Legacy Tort Liabilities and the Legacy Environmental Liabilities in 2009 represent the Settlement adjustment recorded in 2009 (see Note 1).
(3)	Includes reclassifications in from other accounts of asset retirement liabilities and general and auto reserves, which were included in the Settlement. Includes reclassifications out of indirect environmental claims classified separately in the Consolidated Balance Sheets.
(4)	Reimbursement Receivables accrual includes $47.7 million related to the Henderson, Nevada facility and $1.7 million related to the West Chicago, Illinois facility, partially offset by a $17.8 million write-off related to the cancellation of the MSA.
(5)	Reimbursement Receivables for environmental remediation and restoration at December 31, 2010 and 2009 include $36.7 million and $54.2 million, respectively, related to insurance proceeds, as well as reimbursements from the U.S. Department of Energy and Anadarko under the MSA. During 2010, the Company rejected the MSA as part of the bankruptcy process and therefore reversed $17.8 million of unpaid receivables related thereto.

As discussed in Note 1, as part of the Plan, the Debtor’s reached the Settlement that resolved its obligations for the KM Legacy Liabilities. The Settlement established certain environmental response and tort claims trusts in exchange for cash, certain non-monetary assets, and the rights to the proceeds of certain ongoing litigation and insurance and other third party reimbursement agreements. The amount of the Settlement was approximately $411.9 million, excluding any estimate of amounts for the rights to proceeds from ongoing litigation and insurance proceeds.

During the eleven months ended December 31, 2011, the Company received an additional $4.5 million in insurance proceeds not included in the receivable balances above. The additional reimbursement was recorded to income upon receipt.

At December 31, 2010, the Company estimated the amount of probable insurance recoveries associated with the environmental reserve based on management’s interpretations and estimates surrounding the available or applicable insurance coverage. As such, the Company had a receivable for these probable insurance recoveries of $33.1 million, which was recorded in “Accounts Receivable” on the Consolidated Balance Sheets.

Master Separation Agreement

Pursuant to the MSA (which recites that it binds successors), Kerr-McGee was to reimburse the Company for a portion of the environmental remediation costs it incurred and paid (net of any cost reimbursements it recovered or expected to recover from insurers, governmental authorities or other parties). The reimbursement obligation extended to costs incurred at any site associated with any of the Company’s former businesses or operations.

With respect to any site for which the Company had established a reserve as of the effective date of the MSA, or alternatively for which no reserve had been established, 50% of the remediation costs the Company incurs in excess of the reserve amount (after meeting a $200,000 minimum threshold amount) would be reimbursable by Kerr-McGee, net of any amounts recovered or, in the Company’s reasonable and good faith estimate, that would be recovered from third parties. At December 31, 2009, the Company had a receivable of $17.8 million, primarily representing 50% of the settlement offer it had made related to a New Jersey wood-treatment site that Anadarko consented to contribute if the settlement were accepted.

Kerr-McGee’s aggregate reimbursement obligation to the Company could not exceed $100.0 million and was subject to various other limitations and restrictions. For example, Kerr-McGee was not obligated to reimburse the Company for amounts paid to third parties in connection with tort claims or personal injury lawsuits, or for administrative fines or civil penalties that the Company was required to pay. Kerr-McGee’s reimbursement obligation was also limited to costs that the Company actually incurred and paid within seven years following the completion of the IPO. In 2010, the Company rejected the MSA with Kerr-McGee as part of the bankruptcy process and reversed a total of $17.8 million in outstanding receivables.